WESTERN ASSET TRUST, INC.
                        Core Portfolio
                     Intermediate Portfolio
                   Limited Duration Portfolio
                     Long Duration Portfolio
                    Short Duration Portfolio
                     Money Market Portfolio

          Supplement to the Prospectus Dated October 30, 1997


The following is inserted at the end of the second paragraph in the section entitled "Total Return Portfolios," on page 14 of the Prospectus:

The Total Return Portfolios may invest up to 5% of their respective net assets in municipal obligations. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets.




             The Date of this Supplement is May 19, 1998.